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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)        March 10, 2006
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                        ANTEON INTERNATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-84835                                13-3880755
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          (Commission File Number)            (IRS Employer Identification No.)


      3211 JERMANTOWN ROAD, SUITE 700
               FAIRFAX, VIRGINIA                               22030-2801
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  (Address of Principal Executive Offices)                     (Zip Code)


                                 (703) 246-0200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

             On March 10, 2006, Anteon International Corporation ("Anteon") issued a press release announcing that it, together with General Dynamics Corporation ("General Dynamics"), has received a request from the Department of Justice (the "DOJ") for additional information in connection with the previously announced proposed acquisition of Anteon by General Dynamics. While Anteon does not know when the DOJ will complete its review, Anteon continues to anticipate that the transaction will close by the end of the second quarter of 2006, as previously announced. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (d)   EXHIBITS

             EXHIBIT
             NUMBER       DESCRIPTION
             -------      -----------
              99.1        Press release dated March 10, 2006




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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANTEON INTERNATIONAL CORPORATION



                                             By: /s/ Curtis L. Schehr
                                                 -----------------------------
                                                 Curtis L. Schehr
                                                 Senior Vice President,
                                                 General Counsel and Secretary


Date: March 13, 2006




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